Business Combination - Schedule of Assets Acquired and Liabilities (Details) $ in Thousands	Mar. 31, 2025 USD ($)
Schedule of Assets Acquired and Liabilities [Abstract]
Cash and cash equivalents	$ 1,360
Accounts Receivables	294
Inventory	2,635	[1]
Other current assets	123
Property and equipment	25
Operating lease right-of-use assets	650
Core Technology	4,653	[2]
Customer relationships	597	[3]
Goodwill	1,847	[4]
Total assets acquired	12,184
Operating leases liabilities	(650)
Other liabilities	(338)
Total liabilities assumed	(988)
Net assets acquired	$ 11,196

[1]	The estimated fair value of the finished goods inventory was deriving from its cost value, as of the valuation date, with the addition of the gross profit of Acroname, and after deducting the direct selling expenses with relation to the inventory, and the marketing profit.
[2]	The acquired company is deemed to have an underlying technology of a value, through its continued use or re-use in many products or many generations of a singular product (a product family). The fair value of Core Technology was estimated by applying the income approach, specifically the Multi Period Excess Earnings method. Core Technology is amortized over a period of 5.6 years. The discount rate for Acroname’s technology was estimated at 25.3% reflecting the WACC.
[3]	The fair value of the Customer relationships was estimated by applying the income approach, specifically the distributor method. The Customer relationships are amortized over a period of 5.6 years. The discount rate for Acroname’s Customer relationships was estimated at 25.3% reflecting the WACC.
[4]	Goodwill is primarily related to the workforce, expected synergies such as potential cost savings in operations as a result of the business combination as well as potential future development of the mutual development projects. The goodwill is deductible for tax purposes. All of the $1,847 thousand of goodwill was assigned to Cross Industry business (“CIB”) segment.